SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15d of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 24, 1998

                             STERLING SUGARS, INC.
                             ---------------------

              (Exact name of registrant as specified in charter)

       Delaware                      0-1287                  72-0327950
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       (State or other      (Commission File Number)        (IRS employer
       jurisdiction of                                   identification No.)
       incorporation)


       P. O. Box 572        Franklin, Louisiana                   70538
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       (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number including area code   (318) 828 0620

                                                           --------------
       (Former name or former address, if changed since
        last report)                                       Not applicable
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    ITEM 8: CHANGE IN FISCAL YEAR

         At the Company's Board of Directors meeting on May 21, 1998 the Board passed a resolution changing the Company's fiscal year end from January 31 to July 31 effective for the six month period ending July 31, 1998 subject to the Internal Revenue Service's approval of the change for tax purposes.

         On August 24, 1998 the Company received notice from the Internal Revenue Service that the application to change the fiscal year had been approved.

         The Company will engage the accounting firm of LeGlue and Company, its existing auditors, to perform an audit for the transition period ending July 31, 1998. The Company will file a Form 10-K covering the transition period with the Securities and Exchange Commission.



                                  SIGNATURES

    Pursuant to the requirements of the Securties Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                             Sterling Sugars, Inc.

    Date: August 25, 1998                 By: /s/ Stanley H. Pipes
                                              ---------------------------
                                              Vice President & Treasurer

    Date: August 25, 1998                 By: /s/ Craig P. Caillier
                                              ---------------------------
                                              President & CEO



























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